STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

MCDONALD, CARANO, WILSON LLP

NV

Job:C20170608-1518
June 8, 2017

Special Handling Instructions:
ONCOSEC MEDICAL INCORPORATED
EMAIL SMELENDEZ@MCDONALDCARANO.COM
6-8-17 JCW
0608-1518

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Entity Copies	00010659310-25		20	$2.00	$40.00
Copies - Certification of Document	00010659310-25		1	$30.00	$30.00
24-HR Copy Expedite	00010659310-25		1	$125.00	$125.00
Total					$195.00

Payments

Type	Description	Amount
Billed	750043	$195.00
Total		$195.00

Credit Balance: $0.00

Job Contents:
NV Corp Certified Copy Request Cover Letter(s): 1

MCDONALD, CARANO, WILSON LLP

NV

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

June 8, 2017

Job Number: C20170608-1812
Reference Number: 00010659496-50
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080094502-20	Articles of Incorporation	1 Pages/1 Copies
00003016913-03	Merge In	16 Pages/1 Copies
00003016914-14	Stock Split	1 Pages/1 Copies
20110179917-08	Certificate of Correction	1 Pages/1 Copies
20120088496-90	Certificate of Correction	1 Pages/1 Copies
20150217634-81	Amendment	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Jennifer Wilton
Certificate Number: C20170608-1812
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20080094502-20
[signature] Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 02/08/2008 7:04 AM
	Entity Number E0091912008-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	NetVentory Solutions Inc.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Business Filings Incorporated Name 6100 Neil Road, Suite 500, — Reno — Nevada 89511 (MANDATORY) Physical Street Address — City — Zip Code (OPTIONAL) Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation is authorized to issue)	Number of shares with par value: 100,000,000 — Par value per share: $ $0.001 — Number of shares without par value:
4. **Names & Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. Michael Balabuk Name 1851 Napier Street — Vancouver, B.C. — Canada — V5L 2N4 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional - see instructions)	The purpose of this Corporation shall be: All lawful business
6. **Name, Address and Signature of Incorporator:** (attach additional page if more than 1 incorporator)	The Nevada Company, Mark Williams, A.V.P. — X [signature] Name — Signature 8040 Excelsior Drive, Suite 200 — Madison — WI — 53717 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. X [signature] — February 6, 2008 Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 00003016913-03
[signature]	Filing Date and Time 02/09/2011 3:59 PM
Ross Miller Secretary of State State of Nevada	Entity Number E0091912008-0

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

OncoSec Medical Incorporated
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

NetVentory Solutions Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

NetVentory Solutions Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

OncoSec Medical Incorporated
Name of merging entity, if applicable

NetVentory Solutions Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

NetVentory Solutions Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article One of the Articles of Incorporation of NetVentory Solutions Inc. is hereby amended to change the name of NetVentory Solutions Inc. to OncoSec Medical Incorporated.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** March 1, 2011

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

OncoSec Medical Incorporated
Name of merging entity

X [signature]	President, Secretary, Treasurer	February 2, 2011
Signature	**Title**	**Date**

NetVentory Solutions Inc.
Name of merging entity

X [signature]	President, Secretary, and Director	February 2, 2011
Signature	**Title**	**Date**

Name of merging entity

X		
Signature	**Title**	**Date**

Name of merging entity

X		
Signature	**Title**	**Date**

NetVentory Solutions Inc.
Name of surviving entity

X [signature]	President, Secretary, and Director	February 2, 2011
Signature	**Title**	**Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of February 2, 2011.

BETWEEN:

ONCOSEC MEDICAL INCORPORATED, a Nevada corporation, having its office at 8th Floor – 200 Virginia Street, Reno, NV 89501

(**"OncoSec"**)

AND:

NETVENTORY SOLUTIONS INC., a Nevada corporation, having its office at 8th Floor – 200 Virginia Street, Reno, NV 89501

("NetVentory")

WHEREAS:

A. OncoSec is the wholly-owned subsidiary of NetVentory;

B. The boards of directors of OncoSec and NetVentory deem it advisable and in the best interests of their respective companies and shareholders that OncoSec be merged with and into NetVentory, with NetVentory remaining as the surviving corporation under the name "OncoSec Medical Incorporated";

C. The board of directors of OncoSec has approved the plan of merger embodied in this Agreement; and

D. The board of directors of NetVentory has approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), OncoSec shall be merged with and into NetVentory in accordance with the applicable laws of the State of Nevada (the "**Merger**"). The separate existence of OncoSec shall

cease, and NetVentory shall be the surviving corporation under the name "OncoSec Medical Incorporated" (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of NetVentory, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of NetVentory, as the Surviving Corporation, shall be amended to state that the name of the corporation is "OncoSec Medical Incorporated".

1.4 Bylaws

On the Effective Date, the Bylaws of NetVentory, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of NetVentory immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. <u>CONVERSION OF SHARES</u>

2.1 Common Stock of NetVentory

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of NetVentory, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "**Survivor Stock**").

2.2 Common Stock of OncoSec

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of OncoSec, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. <u>EFFECT OF THE MERGER</u>

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of OncoSec and NetVentory; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of OncoSec and NetVentory on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in OncoSec or NetVentory, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of OncoSec and NetVentory shall be preserved unimpaired, and all liens upon the property of OncoSec or NetVentory shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 FURTHER ASSURANCES

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of OncoSec such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of OncoSec and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of OncoSec or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. GENERAL

4.1 Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of OncoSec or NetVentory or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of OncoSec and NetVentory.

4.2 Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both OncoSec and NetVentory.

4.3 Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

ONCOSEC MEDICAL INCORPORATED

Per: ______________________________
Authorized Signatory

NETVENTORY SOLUTIONS INC.

Per: ______________________________
Authorized Signatory

APPENDIX A

To the Agreement and Plan of Merger between
OncoSec and NetVentory

Articles of Merger

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

OncoSec Medical Incorporated
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

NetVentory Solutions Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

NetVentory Solutions Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

CW3796343.1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

OncoSec Medical Incorporated
Name of merging entity, if applicable

NetVentory Solutions Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

NetVentory Solutions Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *;

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached Instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of NetVentory Solutions Inc. is hereby amended to change the name of NetVentory Solutions Inc. to OncoSec Medical Incorporated.

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** **March 1, 2011**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***
(if there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

OncoSec Medical Incorporated
Name of merging entity

Signature	Title	Date
	President, Secretary, Treasurer and Director	

NetVentory Solutions Inc.
Name of merging entity

Signature	Title	Date
	President, Secretary and Director	

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

NetVentory Solutions Inc.
Name of surviving entity

Signature	Title	Date
	President and Director	

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. ***This form must be accompanied by appropriate fees. See attached fee schedule.***

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 00003016914-14
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/09/2011 3:59 PM
	Entity Number E0091912008-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

OncoSec Medical Incorporated

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 shares with a par value of $0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

3,200,000,000 shares with a par value of $0.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

The Corporation shall issue thirty-two (32) shares of common stock for every one (1) share of the common stock issued and outstanding immediately prior to the effective date of the forward stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares shall be issued. Fractional shares will be rounded up.

7. Effective date of filing: (optional) March 1, 2011

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X

Signature of Officer

President and Secretary

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 3-6-09

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20110179917-08
Ross Miller	Filing Date and Time
Secretary of State	03/10/2011 9:40 AM
State of Nevada	Entity Number
	E0091912008-0

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

OncoSec Medical Incorporated

2. Description of the original document for which correction is being made:

Certificate of Change Pursuant to NRS 78.209

3. Filing date of the original document for which correction is being made: February 9, 2011

4. Description of the inaccuracy or defect:

The par value of the shares in item 4 is stated incorrectly as $0.001

5. Correction of the inaccuracy or defect:

Item 4 should read:

3,200,000,000 shares with a par value of $0.0001

6. Signature:

X [signature]
Authorized Signature

President
Title *

March 9, 2011
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

"090401"

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number 20120088496-90
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/03/2012 8:15 AM
	Entity Number E0091912008-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

Oncosec Medical Incorporated

2. Description of the original document for which correction is being made:

Document: Annual List of Officers and Directors

Document No. 20120082369-33

3. Filing date of the original document for which correction is being made: 02/03/2012

4. Description of the inaccuracy or defect:

Filing only included 3 out of the 4 Directors

5. Correction of the inaccuracy or defect:

Please add the following Director to the filing:

Dr. Avtar Dhillon, 4690 Executive Drive, Suite 250, San Diego, CA 92121

6. Signature:

X [signature]
Authorized Signature

Secretary
Title *

02/03/12
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090303

Filed in the office of	Document Number
Barbara K. Cegavske	20150217634-81
Barbara K. Cegavske, Secretary of State, State of Nevada	Filing Date and Time: 05/12/2015 4:00 PM
	Entity Number: E0091912008-0

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

OncoSec Medical Incorporated

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

3,200,000,000 authorized shares of Common Stock, par value $0.0001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

160,000,000 authorized shares of Common Stock, par value $0.0001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of Common Stock will be issued in exchange for every issued and outstanding twenty (20) shares of Common Stock

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

All fractional shares of Common Stock will be rounded up to the nearest whole share

7. Effective date and time of filing: (optional) Date: May 18, 2015 Time: 12:01 AM ET
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]
Signature of Officer

Chief Financial Officer
Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.